UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2007

Tower Tech Holdings Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957

Manitowoc, Wisconsin 54221-1957

(Address of Principal Executive Offices and Zip Code)

(920) 684-5531

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Brad Foote Gear Works, Inc. Acquisition

On August 22, 2007, Tower Tech Holdings Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Brad Foote Gear Works, Inc. (“Brad Foote”) and the shareholders of Brad Foote pursuant to which the Company agreed to purchase all of the outstanding capital stock of Brad Foote.  Brad Foote manufactures and repairs gear sets at two locations in Cicero, Illinois and one location in Pittsburgh, Pennsylvania.  Pursuant to the transaction, the Company will also acquire Brad Foote’s option to purchase two of its facilities that are currently leased.  The Brad Foote acquisition was unanimously approved by the Company’s Board of Directors on August 20, 2007.

The purchase price for the Brad Foote acquisition consists of cash and stock.  The cash portion of the purchase price is approximately $64 million plus an amount equal to the tax cost of the Brad Foote shareholders making an election under Section 338(h)(10) of the Internal Revenue Code.  The stock portion of the purchase price is fixed at 16,036,450 shares of Company Common Stock, which was calculated based on a price per share of $4.00, which represented a discount to the market price as of the date of signing.  Because the number of shares to be issued at closing has been fixed, the stock portion of the purchase price will reflect the market value of the shares issued at closing.  Completion of the acquisition is subject to customary closing conditions.

In connection with the acquisition of Brad Foote, the Company will assume approximately $22 million of senior debt from Brad Foote.  In addition, the Company will enter into an employment agreement with Brad Foote CEO, J. Cameron Drecoll, who will assume chief executive responsibilities for the combined company.  The Company has agreed to seek approval of an amendment to its bylaws to increase the number of members of its Board of Directors, at which point Mr. Drecoll will be appointed to the Board of the combined company.

The Company has also agreed to file a registration statement with the Securities and Exchange Commission in order to provide certain demand and piggyback registration rights with respect to resale of the shares issued to the Brad Foote shareholders under the Agreement.  The terms of the Company’s obligation to register these shares will be set forth in a registration rights agreement that the Company and the Brad Foote shareholders will execute upon consummation of the acquisition.

The foregoing summary of the Brad Foote acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Tontine Capital Partners Financing

On August 22, 2007, the Company entered into a private placement with Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P. (together, “Tontine”), pursuant to which Tontine has agreed to purchase 12,500,000 shares of Company Common Stock in a private placement at $4.00 per share for a total purchase price of $50,000,000, and to provide interim debt financing of $25,000,000 in exchange for senior subordinated convertible promissory notes (the “Securities Purchase Agreement”).  The Company will use the proceeds to finance the Brad Foote acquisition.  The closing of the transactions contemplated by the Securities Purchase Agreement with Tontine will take place in connection with the consummation of the Brad Foote acquisition.

Prior to this transaction, Tontine owned approximately 26% of the Company’s issued and outstanding Common Stock, pursuant to a private placement to Tontine that occurred on March 1, 2007 (the “March 2007 Agreement”), the terms of which are described in the Company’s Current Report on Form 8-K filed March 5, 2007.  In addition to the rights granted to Tontine in connection with the March 2007 Agreement, the Company agreed under the Securities Purchase Agreement that (i) for so long as Tontine or its affiliates hold at least 20% of the then issued and outstanding Common Stock, Tontine shall have the right to appoint three members of the Company’s Board of Directors, and (iii) it would not revoke its approval of the acquisition of up to 40% of Company Common Stock on a fully-diluted basis by Tontine.  The Company and Tontine will also amend the existing Registration Rights Agreement (which was entered into in connection with the March 2007 Agreement) with Tontine, pursuant to which the Company will register for resale the shares issued to Tontine.  The purpose of the amendment is to extend the deadline for the Company’s obligation to file the registration statement and include additional Tontine affiliates as parties.  The foregoing summary of the financing does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the form of Amended and Restated Registration Rights Agreement and the Form of Note are attached as exhibits to the Securities Purchase Agreement.

On August 22, 2007, the Company issued a press release regarding the execution of agreements with Brad Foote and Tontine and related matters.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02               Unregistered Sales of Equity Securities

On August 20, 2007, the Company granted to Steven A. Huntington an incentive stock option for 50,000 shares under the Company’s 2007 Equity Incentive Plan, which was approved by the Company’s Board on August 20, 2007 but is subject to shareholder approval (the “2007 Plan”).  The option will vest ratably over a five-year period and expires August 20, 2017.  The exercise price is equal to the fair market value on the date of the grant, which was $4.60 per share.  The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, since the issuance did not involve a public offering, the recipient took the securities for investment and not resale and the Company took appropriate measures to restrict transfer.  The Company intends to file a form of incentive option agreement for grants under the 2007 Plan with its next periodic report.

The information set forth in Item 1.01 above with respect to the proposed sale of 16,036,450 shares of Company Common Stock to Brad Foote shareholders and 12,500,000 shares of Company Common Stock to Tontine in transactions that are not registered under the Securities Act of 1933, as amended, is incorporated herein by reference.  The shares will be issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, since the issuances will not involve a public offering, the recipients will take the shares for investment and not resale and  the  Company  will take  appropriate  measures  to restrict transfer.  The Company will not pay underwriter discounts or commissions in connection with either transaction.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 20, 2007, the Board of Directors accepted the resignation of Christopher C. Allie as a director and Chairman of the Board.

(e)

The information set forth in Item 3.02 above with respect to the grant of an incentive stock option to Steven A. Huntington is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

2.1                 Stock Purchase Agreement dated August 22, 2007 among the Company, Brad Foote Gear Works, Inc. and the shareholders of Brad Foote Gear Works, Inc. Pursuant to item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

Exhibit A	Form of Escrow Agreement
Exhibit B	Sellers’ Release
Exhibit C	Employment Agreement
Exhibit D	Registration Rights Agreement
Exhibit E	Agreement by and among Buyer, Tontine Capital Partners, LP., and Tontine Capital Overseas Master Fund, L.P.

Schedule 4.1(a)	Organization and Good Standing
Schedule 4.2(b)	No Conflict
Schedule 4.3	Required Consents
Schedule 4.4	Capitalization
Schedule 4.7	Title to Properties; Shares; Encumbrances
Schedule 4.8	Accounts Receivable
Schedule 4.11	Indebtedness
Schedule 4.12	Taxes - Government Audits
Schedule 4.14(a)	Employee Benefits — List of Plans

Schedule 4.14(e)	Employee Benefits - Prohibited Transactions, Legal Actions, Ability to Amend, and Deductibility
Schedule 4.14(f)	Employee Benefits — Title IV of ERISA
Schedule 4.14(g)	Employee Benefits — Change in Control - Disqualified Individuals
Schedule 4.15(a)	Compliance with Legal Requirements; Governmental Authorizations
Schedule 4.15(b)	Compliance with Legal Requirements; Governmental Authorizations
Schedule 4.16(a)	Legal Proceedings
Schedule 4.17	Absence of Certain Changes and Events
Schedule 4.18(a)	Contracts; No Defaults - Material Contracts
Schedule 4.18(b)	Contracts; No Defaults - Compliance
Schedule 4.19	Insurance
Schedule 4.20	Real Property - Leased Facilities
Schedule 4.21	Environmental Matters
Schedule 4.22	Employees
Schedule 4.22(b)	Employees — Claims Against Employees
Schedule 4.22(c)	Employees — Notice of Employee Termination
Schedule 4.22(d)	Employees — Retired Employees & Directors
Schedule 4.23	Labor Relations; Compliance
Schedule 4.24	Intellectual Property
Schedule 4.25	Customers and Suppliers
Schedule 4.26	Relationships With Related Persons
Schedule 4.27	Credit, Rebate, Product Warranties and Related Matters

Schedule 5.2(b)	No Conflict
Schedule 5.3	Consents
Schedule 5.5	Legal Proceedings
Schedule 5.7	SEC Filings
Schedule 5.9	Ability to Close
Schedule 5.11	Compliance With Legal Requirements
Schedule 5.12	Capitalization
Schedule 6.10	Purchase Price Allocation

10.1           Securities Purchase Agreement dated August 22, 2007 among the Company, Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P.

99.1           Press Release dated August 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2007

TOWER TECH HOLDINGS INC.

By:	/s/Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Stock Purchase Agreement dated August 22, 2007 among the Company, Brad Foote Gear Works, Inc. and the shareholders of Brad Foote Gear Works, Inc. Pursuant to item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

	Exhibit A	Form of Escrow Agreement
	Exhibit B	Sellers’ Release
	Exhibit C	Employment Agreement
	Exhibit D	Registration Rights Agreement
	Exhibit E	Agreement by and among Buyer, Tontine Capital Partners, LP., and Tontine Capital Overseas Master Fund, L.P.

	Schedule 4.1(a)	Organization and Good Standing
	Schedule 4.2(b)	No Conflict
	Schedule 4.3	Required Consents
	Schedule 4.4	Capitalization
	Schedule 4.7	Title to Properties; Shares; Encumbrances
	Schedule 4.8	Accounts Receivable
	Schedule 4.11	Indebtedness
	Schedule 4.12	Taxes - Government Audits
	Schedule 4.14(a)	Employee Benefits — List of Plans
	Schedule 4.14(e)	Employee Benefits - Prohibited Transactions, Legal Actions, Ability to Amend, and Deductibility
	Schedule 4.14(f)	Employee Benefits — Title IV of ERISA
	Schedule 4.14(g)	Employee Benefits — Change in Control - Disqualified Individuals
	Schedule 4.15(a)	Compliance with Legal Requirements; Governmental Authorizations
	Schedule 4.15(b)	Compliance with Legal Requirements; Governmental Authorizations
	Schedule 4.16(a)	Legal Proceedings
	Schedule 4.17	Absence of Certain Changes and Events
	Schedule 4.18(a)	Contracts; No Defaults - Material Contracts
	Schedule 4.18(b)	Contracts; No Defaults - Compliance
	Schedule 4.19	Insurance
	Schedule 4.20	Real Property - Leased Facilities
	Schedule 4.21	Environmental Matters
	Schedule 4.22	Employees
	Schedule 4.22(b)	Employees — Claims Against Employees
	Schedule 4.22(c)	Employees — Notice of Employee Termination
	Schedule 4.22(d)	Employees — Retired Employees & Directors
	Schedule 4.23	Labor Relations; Compliance
	Schedule 4.24	Intellectual Property
	Schedule 4.25	Customers and Suppliers
	Schedule 4.26	Relationships With Related Persons

	Schedule 4.27	Credit, Rebate, Product Warranties and Related Matters

	Schedule 5.2(b)	No Conflict
	Schedule 5.3	Consents
	Schedule 5.5	Legal Proceedings
	Schedule 5.7	SEC Filings
	Schedule 5.9	Ability to Close
	Schedule 5.11	Compliance With Legal Requirements
	Schedule 5.12	Capitalization

	Schedule 6.10	Purchase Price Allocation
10.1	Securities Purchase Agreement dated August 22, 2007 among the Company, Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P.
99.1	Press Release dated August 22, 2007